UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2006


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                      0-22303                   72-1147390
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 8.01       Other Events.

     On September 27, 2006, Gulf Island Fabrication, Inc. issued a press release announcing that its wholly-owned subsidiary G.M Fabricators, L.P. d/b/a Gulf Marine Fabricators, has received formal notification by a letter of intent from Bluewater Industries, Inc., who has been contracted with ATP Oil & Gas Corporation ("ATP"), that Gulf Marine has been selected to fabricate and load-out a MinDOC 3 hull. A copy of the press release is attached.

Item 9.01       Financial Statements and Exhibits.

      (c) Exhibits

                    The following exhibit is filed herewith:

                    Exhibit No.         Description
                    99.1                Press Release dated September 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GULF ISLAND FABRICATION, INC.



                                        By: /s/ Joseph P. Gallagher, III
                                            ------------------------------------
                                                Joseph P. Gallagher, III
                                                Vice President - Finance,
                                                Chief Financial Officer
                                                    and Treasurer
                                             (Principal Financial Officer
                                              and Duly Authorized Officer)

Dated: September 27, 2006